Schedule 14A.
                     Information Required in Proxy Statement
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                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                [Amendment No. 1]
Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement.
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2)).
[ X ]  Definitive Proxy Statement.
[   ]  Definitive Additional Materials.
[   ]  Soliciting Material underss.240.14a-12.

                           Sparta Surgical Corporation
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] $125 per Exchange Act Rules 0-11(c)1)(ii), 14a-6(i)(1), 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11:

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[   ] Fee paid previously by written preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

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                                  Schedule 14A

                           SPARTA SURGICAL CORPORATION
                   Olsen Centre, 2100 Meridian Park Boulevard
                            Concord, California 94520


                               PROXY STATEMENT AND
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 16, 2000


     To the shareholders of Sparta Surgical Corporation:

     A Special Meeting of the shareholders of Sparta Surgical Corporation (the "Company") will be held at the Company's executive offices, Olsen Centre, 2100 Meridian Park Boulevard, Concord, California 94520, at 10:00 a.m. on June 16, 2000, or at any adjournment or postponement thereof, for the following purposes:

     1. To amend the Company's Certificate of Incorporation in order to increase its authorized number of shares of common stock from 8,000,000 shares to 25, 000,000 shares.

     2. To transact such other business as may properly come before the meeting.

     Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on May 16, 2000, will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.


                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Thomas F. Reiner
                               -------------------------------------------
                               Thomas F. Reiner, Chairman, Chief Executive
                                    Officer and President

                                 PROXY STATEMENT
                           SPARTA SURGICAL CORPORATION
                   Olsen Centre, 2100 Meridian Park Boulevard
                            Concord, California 94520
                            Telephone: (925) 825-8151

                         SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 16, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sparta Surgical Corporation (the "Company"), a Delaware corporation, of $.002 par value common stock to be voted at a Special Meeting of Shareholders of the Company ("Special Meeting") to be held at 10:00 a.m. on June 16, 2000, or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about May 19, 2000. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the proposal to increase the authorized shares of common stock. The holders of a majority of the shares represented at the Special Meeting in person or by proxy will be required to approve this matter.

     Any shareholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date or by requesting, in person at the Special Meeting, that the proxy be returned.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

                    VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The close of business on May 16, 2000, has been fixed by the Board of Directors of the Company as the record date (the "record date") for the determination of shareholders entitled to notice of and to vote at the Special Meeting. On the record date, there were outstanding 7,350,011 shares of common stock. The Company is also committed to issue up to 950,000 shares to Thomas F. Reiner, its Chairman and Chief Executive Officer, under the circumstances described in the paragraph below. Each issued and outstanding share entitles the holder to one vote. The 950,000 shares are not outstanding and accordingly may not be voted.

     A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum at any shareholders' meeting.

     Between September and November 1999, the Company agreed to issue 950,000 shares of its common stock to Thomas F. Reiner, its Chief Executive Officer, in consideration of Mr. Reiner guaranteeing loans incurred by the Company in the total amount of $426,000 and providing the Company with a line of credit under which it could borrow up to $750,000 from Mr. Reiner on an unsecured basis. The Company further agreed with Mr. Reiner that the 950,000 shares would be placed in escrow and not released to Mr. Reiner unless:

     o The Company failed to repay loans and other indebtedness which Mr. Reiner guaranteed on its behalf within 12 months from the date of Mr. Reiner's guarantee (November 2000); or

     o There is a change in control of the Company defined as meaning that any person who is not currently an owner of 20% of the Company's securities becomes the owner of 20% of the Company's securities or the Company's current directors become less than a majority of the Company's board of directors in the future; or

     o    The Company becomes insolvent or voluntarily files for bankruptcy.

     In April 2000 the 950,000 shares were removed from escrow and canceled subject to the Company's agreement to reissue the shares and deposit them back into escrow if the proposal herein to increase the authorized shares is approved. Since the shares were canceled, Mr. Reiner has no right to vote the shares unless the proposal is approved. If the proposal is not approved, 302,094 shares will be canceled and the remaining 647,906 shares will be reissued and deposited back into escrow. Accordingly, Mr. Reiner has a substantial interest in the outcome of the proposal.

     The Company currently has outstanding options and warrants to purchase 4,648,540 shares of its common stock. Details concerning these commitments to issue shares are set forth in the chart below:


----------------------------------------------------------------------------------------------------------------------------
                               Dates of               Exercise         Number of      Expiration               Value Upon
    Name of Security           Issuance                Prices            Shares       Date                     Exercise (1)
                                                      Per Share       Purchasable
----------------------------------------------------------------------------------------------------------------------------
Employee Stock Options     February 1989 through   $1.00 to $13.50     2,995,088      July 2000 through       $4,953,280
Options (2)                March 1997                                                 March 2007
----------------------------------------------------------------------------------------------------------------------------
Consultant's Options       April 1998 to           $.60 to $5.00       1,653,452      September 2000          $3,733,526
and Warrants   (3)          April 2000                                                 through April 2005
----------------------------------------------------------------------------------------------------------------------------

(1) Represents the aggregate exercise price to be paid to the Company assuming exercise of all stock options and warrants.

(2) Represents the aggregate of all stock options issued to the Company's employees which are currently exercisable.

(3) Represents an aggregate of all stock options and warrants issued to consultants of the Company which are currently exercisable.

     If the proposal to increase the authorized shares of common stock is approved, the Company will have 12,999,366 shares not reserved for any specific use and available for future issuance.


                    SECURITY OWNERSHIP OF EXECUTIVE OFFICERS,
                   DIRECTORS AND BENEFICIAL OWNERS OF GREATER
                      THAN 5% OF THE COMPANY'S COMMON STOCK

     The following table sets forth information with respect to the beneficial ownership of the Company's common stock owned, as of February 29, 2000, by:

     o    The holders of more than 5% of the Company's common stock;

     o    Each of the Company's directors;

     o    The Company's executive officers, and

     o    All directors and executive officers of the Company as a group.

     For purposes of computing the percentages under the table below, it is assumed that all options and warrants to acquire the Company's common stock which have been issued to the directors, executive officers and the holders of more than 5% of the Company's common stock and are fully vested or will become fully vested within 60 days of the date of this Proxy have been exercised by these individuals and the appropriate number of shares of common stock have been issued to these individuals.

     In addition, for purposes of determining the percentages under the table, the Company's 1992 Preferred Stock and the common stock have been treated as one class, since both classes are entitled to vote on all matters on which the common stock is entitled to vote. None of the Company's officers or directors own any shares of preferred stock. The Company's Series A and Series AA Preferred Stock have not been included as they are non-voting. Except as otherwise noted, the persons named in the table own the shares beneficially and of record and have sole voting and investment power with respect to all shares shown as owned by them. Each shareholder's address is in care of the Company at 2100 Meridian Park Boulevard, Concord, California 94520.



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          Name of Beneficial Owner             Number of Shares of         Percent of Class of
                                                Common Stock Owned          Common Stock Owned
-----------------------------------------------------------------------------------------------
Thomas F. Reiner (1)(2)                             7,303,367                     55.42%
-----------------------------------------------------------------------------------------------
Joseph Barbrie                                        100,418                       .76%
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John O'Hanlon                                          25,000                       .19%
-----------------------------------------------------------------------------------------------
Joel Flig                                              10,000                       .08%
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Michael Y. Granger                                     13,334                       .10%
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Allan J. Korn                                          10,834                       .08%
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Charles C. Johnston and Affiliates                  1,791,731                     13.60%
-----------------------------------------------------------------------------------------------
Coridal, N.V.                                         932,000                      7.07%
-----------------------------------------------------------------------------------------------
Spags Investment Group, N.V.                        1,135,000                      8.61%
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All officers and directors as a                     7,437,953                     56.63%
     group (five persons)
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

         (1)    Includes:

               o 1,780,335 shares issuable under options at prices ranging from $0.60 to $13.50 per share exercisable through various dates until January 15, 2005; and

               o 4,477,987 shares for which Mr. Reiner acts as voting trustee under various voting trust agreements.

          (2) Does not include 950,000 shares which may be issued to Mr. Reiner subject to approval of the proposal to increase the Company's authorized shares, for which Mr. Reiner has no voting rights.

                     PROPOSAL TO INCREASE AUTHORIZED SHARES

     The Company seeks approval to amend its Certificate of Incorporation in order to increase its authorized shares of $0.002 par value common stock from 8,000,000 shares to 25,000,000 shares. There are currently 7,352,094 shares outstanding, together with 950,000 shares which the Company may be obligated to issue to Mr. Reiner. The Company anticipates that additional shares may be needed in connection with the Company's business needs, opportunities to raise capital and potential acquisition activities. However, at this time the Company has no plans or proposals to use any of the additional shares and has not entered into any negotiations, understandings or agreements in connection with any acquisitions which would require the use of any of the proposed additional authorized shares.

     Stockholders should note that certain disadvantages may result from the adoption of this proposal. After the proposed amendment to the Certificate of Incorporation is effected, there would be a greater number of shares of common stock available for issuance by the Company, and individual shareholders could, therefore, experience a significant reduction in the shareholders' relative percentage interest in the Company with respect to earnings per share, voting, liquidation value and book and market values per share if the additional authorized shares are issued. Moreover, adoption of the proposal would generally empower the directors to issue additional shares without prior notice to shareholders or their approval, unless such issuance was in connection with a merger or acquisition by the Company wherein shareholder approval would be required under Delaware law.

     The availability for issuance of additional shares of the Company's common stock would also enable the Board to render more difficult or discourage an attempt to obtain control of the Company. For example, the issuance of shares in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. However, the proposal has not been submitted as a result of or in response to any accumulation of stock or threatened takeover. The Company does not have any plans to subsequently implement additional measures having anti-takeover effects. The Company does not have any provisions in its Certificate of Incorporation, Bylaws or other agreements, which have material anti-takeover effects.

     Each additional share of common stock authorized by the amendment to the Certificate of Incorporation would have the same rights and privileges as each share of common stock currently authorized or outstanding.

     The Board of Directors recommends a vote in favor of this proposal.

                                 OTHER BUSINESS

     Management of the Company is not aware of any other matters which are to be presented to the Special Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.



                                        /s/   Thomas F. Reiner
                                        ----------------------------------------
                                        Thomas F. Reiner, Chairman, Chief
                                        Executive Officer and President

May 19, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         OF SPARTA SURGICAL CORPORATION
                            TO BE HELD JUNE 16, 2000

     The undersigned hereby appoints Thomas F. Reiner as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Sparta Surgical Corporation held of record by the undersigned on May 16, 2000, at the Special Meeting of Shareholders to be held June 16, 2000, or any adjournment or postponement thereof.

     1. To amend the Company's Certificate of Incorporation in order to increase the authorized number of shares of the Company's common stock from 8,000,000 shares to 25,000,000 shares.

         For  __________      Against  __________     Abstain  __________

     2. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Special Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE INCREASE IN THE AUTHORIZED SHARES SET FORTH ABOVE.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



----------------------                           -------------------------------
        Dated                                               Signature

                                                 -------------------------------
                                                  (Signature,  if held jointly)

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OF
STOCKHOLDERS:
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